Defined Asset Funds®

Quantitative Research
2001 Series
J

The Select Ten Portfolio

VALUE

A Disciplined Approach To Value Investing…

Merrill Lynch

THE DOW JONES INDUSTRIAL AVERAGE* (DJIA) — Its 30 companies are known the world over as giants of global industry. A benchmark for American stock prices, its gains and losses influence markets around the globe. Defined Asset Funds® offers you a strategy designed to select value stocks from this esteemed index with our...

Select Ten Strategy

Defined Asset Funds —
 Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.
We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.
At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

The Portfolio
The Defined Asset Funds Select Ten Portfolio seeks total return by investing in ten stocks from the DJIA, based on dividend yield. The Portfolio aims for both dividend income and capital appreciation by following a value-oriented strategy.

Dividend Yield
The Strategy calls for selecting the ten highest dividend-yielding stocks in the DJIA, and investing approximately equal dollar amounts in each stock. A higher yield may indicate that a stock is out of favor. As the price of a stock declines, the dividend yield often increases, indicating a possible buying opportunity.

The Universe
The stocks are chosen from the DJIA, representing large-cap industry leaders, which derive a portion of their revenue from international operations. Their size, strength and financial stability may give them the resiliency to overcome adversity. Therefore, these companies may be able to recover from current valuations.

New Portfolio Annually
The Portfolio will hold its stocks for about one year. At the end of that period, we intend to reapply the Strategy to select a new Portfolio of the ten highest dividend-yielding stocks at that time. This annual process makes it possible for the Strategy to capitalize on new opportunities in the marketplace. Although this is a one year investment, we recommend you stay with this Strategy for at least three to five years for potentially more consistent results.

Discipline
Using dividend yield as a selection criterion eliminates emotion from the investment decision- making process. This disciplined contrarian approach to investing selects established stocks that others might be selling. It also eliminates the need to make buy and sell decisions on individual stocks.

Tax Efficiency
By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). On rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Past Performance of Prior Select Ten Portfolios
Past Performance is no guarantee of future results
From Inception Through 12/31/00 (including annual rollovers)			Most Recently Completed Portfolio

Series	Inception Date	Return	Period	Return
B	5/17/91	11.78%	6/7/99-7/7/00	-22.38%
A	1/3/92	12.02	2/4/99-3/10/00	-15.59
C	9/1/92	13.76	10/4/99 - 11/3/00	-14.48
3	7/22/96	10.83	8/9/99-9/8/00	-9.16
5	11/1/96	7.79	11/16/98-12/17/99	2.36
J	1/2/97	7.40	1/11/99-2/11/00	-18.07
I	2/25/97	5.75	3/8/99-4/7/00	-6.03
2	4/28/97	5.77	5/10/99-6/9/00	-19.83
4	9/3/97	4.48	9/13/99-10/13/00	8.75

The chart above shows average annual total returns, which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. From Inception returns differ from Most Recently Completed Portfolio returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.
*	Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of this Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to this Portfolio. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc.

Select Ten Industrial Portfolio 2001 Series J†
	Name of Issuer	Symbol	Current Dividend Yield‡
1.	Philip Morris Companies, Inc.	MO	4.72%
2.	Eastman Kodak Company	EK	4.08
3.	General Motors Corporation	GM	3.60
4.	Du Pont (E.I.) De Nemours & Company	DD	3.24
5.	Caterpillar, Inc.	CAT	3.06
6.	International Paper Company	IP	2.60
7.	J.P. Morgan Chase & Company, Inc.	JPM	2.29
8.	Exxon Mobil Corporation	XOM	2.15
9.	SBC Communications, Inc.	SBC	2.12
10.	Minnesota Mining & Manufacturing Company	MMM	2.08
The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.
Hypothetical Past Performance of Strategy (not any Portfolio) 28-Year Annual Total Returns Strategy returns are net of sales charges and expenses.§
Year	Strategy§	DJIA	S&P 500 Index	Year	Strategy§	DJIA	S&P 500 Index
1973	-4.10%	-13.12%	-14.66%	1988	22.36	15.95	16.58
1974	-2.42	-23.14	-26.47	1989	25.57	31.71	31.11
1975	55.53	44.40	36.92	1990	-10.15	-0.57	-3.20
1976	33.15	22.72	23.53	1991	31.71	23.93	30.51
1977	-2.92	-12.71	-7.19	1992	6.39	7.34	7.67
1978	-1.94	2.69	6.39	1993	25.21	16.72	9.97
1979	10.42	10.52	18.02	1994	1.90	4.95	1.30
1980	24.61	21.41	31.50	1995	34.86	36.48	37.10
1981	5.47	-3.40	-4.83	1996	26.25	28.57	22.69
1982	23.70	25.79	20.26	1997	19.84	24.78	33.10
1983	36.82	25.68	22.27	1998	8.49	18.00	28.34
1984	5.37	1.06	5.95	1999	1.64	27.01	20.89
1985	26.91	32.78	31.43	2000	3.44	-4.74	-9.03
1986	32.87	26.91	18.37
1987	5.01	6.02	5.67	Average	14.87%	12.96%	12.78%

Average Annual Total Returns

For periods ending 12/31/00	3 year	5 year	10 year	15 year	20 year	25 year
Strategy§	4.16%	11.35%	15.24%	14.83%	15.85%	15.03%
DJIA	12.60%	18.03%	17.68%	16.90%	16.53%	14.79%
S&P 500 Index	12.17%	18.18%	17.34%	15.91%	15.50%	15.12%

Hypothetical past performance of the Strategy is no guarantee of future performance of any Portfolio. There can be no assurance that any Portfolio will outperform either index. The Strategy would have underperformed the DJIA in 14 and the S&P 500 Index in 13 of the last 28 years.

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions.

The Dow Jones Industrial Average
The Dow Jones Industrial Average
consists of 30 common stocks chosen
by the editors of The Wall Street
Journal. The current companies are:

Alcoa
American Express
AT&T
Boeing
Caterpillar
Citigroup
Coca-Cola
Du Pont
Eastman Kodak
Exxon Mobil
General Electric
General Motors
Hewlett-Packard
Home Depot
Honeywell International
IBM
Intel
International Paper
J.P. Morgan Chase
Johnson & Johnson
McDonald's
Merck
Microsoft
Minnesota Mining &
     Manufacturing (3M)
Philip Morris
Procter & Gamble
SBC Communications
United Technologies
Wal-Mart
Walt Disney

†	Initial date of deposit January 31, 2001.
‡	Current dividend yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on that security and dividing the result by its market value as of the close of trading on January 30, 2001. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.
§	Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.
  There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained, that unit prices will not decline or that this Portfolio will outperform either index.
  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.
  This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.
  These stocks may have higher yields because they or their industries are experiencing difficulties or are out of favor. There can be no assurance that the market factors that caused these relatively low prices will change.
  Stocks are chosen for characteristics such as quality and value, which may be at odds with those of the stocks driving the market at any given time.

Taxes Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.
Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%

Total Maximum Sales Charge (including Creation and Development Fee)	2.80%

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.
Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.167% of net assets)	$1.65
Estimated Organization Costs	$0.99

Volume Purchase Discounts

For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	1.00%
$50,000 to $99,999	0.75
$100,000 to $249,999	0.25
$250,000 to $999,999	0.00

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

||	These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Add Value To Your Portfolio Today!

You can get started with $250. This Fund is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of the above sales charges. Call your financial professional to learn how the Select Ten Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks.You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.